UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.
(Name of Registrant as Specified In Its Charter)

CAPITAL RETURNS MASTER, LTD. CAPITAL RETURNS MANAGEMENT, LLC THE CAPITAL RETURNS 2016 FAMILY TRUST RONALD D. BOBMAN DAVID W. MICHELSON
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Capital Returns Master, Ltd., a Cayman Islands exempted company, together with the other participants named herein (collectively, “Capital Returns”), has filed a definitive proxy statement and accompanying WHITE universal proxy card with the Securities and Exchange Commission in connection with the 2022 annual general meeting of shareholders (the “Annual General Meeting”) of Argo Group International Holdings, Ltd., a Bermuda exempted company limited by shares (the “Company”), to be used to solicit votes for the election of Capital Returns’ slate of highly qualified nominees at the Annual General Meeting.

Capital Returns has issued the following materials to shareholders of the Company, which reflects updated information regarding voting on its white voting instruction form:

IMPORTANT VOTING INSTRUCTIONS FOR ARGO SHAREHOLDERS:

Enclosed is a new WHITE Voting Instruction Form that now permits shareholders to vote “FOR,” “WITHHOLD” or “ABSTAIN” with respect to each of the director nominees listed in Proposal 1. Due to new rules implemented by the SEC, our two nominees will also appear on the Company’s blue proxy card and blue voting instruction form. While you may vote for our two nominees on the Company’s blue voting instruction form, we still recommend that you vote each and every WHITE voting instruction form from Capital Returns.

VOTE BY INTERNET OR MAIL

VOTING BY INTERNET IS QUICK & EASY!

1)	Go to www.proxyvote.com
2)	Use the 16-digit control number located on the enclosed WHITE voting instruction form.

1)	We recommend you vote “FOR” the two Capital Returns director nominees and the five Company director nominees we do not oppose. According to the Company’s proxy statement, each nominee must receive more “FOR” votes than “WITHHOLD” votes in order to be elected to the Board. Since there are more director nominees standing for election than Board seats to be filled, the seven nominees receiving the highest number of “FOR” votes will be elected, if they receive more “FOR” votes than “WITHHOLD” votes.

2)	Please do not mark a vote “FOR” more than seven nominees on Proposal 1 or your vote will be invalidated. You may also vote “FOR” less than seven nominees on Proposal 1, but you must affirmatively mark a “FOR” vote on whichever director nominees you support, or your vote will default to an “ABSTAIN” vote. If you voted on the initial WHITE Voting Instruction Form and did not affirmatively mark a “FOR” or “WITHHOLD” vote on any director nominee, your vote also will default to an “ABSTAIN” vote. As such, if you intended to vote “FOR” or “WITHHOLD” on any director nominee and did not mark your vote as such on the initial WHITE Voting Instruction Form, you should vote again on the enclosed WHITE voting instruction form, or by using the new control number above to vote online.

3)	Only your latest dated vote counts. If already voted on the Company’s blue voting instruction form, you may change your vote through a later dated vote on the enclosed WHITE voting instruction form.